INTELGENX CORP.
SUBSCRIPTION AGREEMENT FOR COMMON SHARES

TO:                     INTELGENX CORP.

The undersigned (the "Purchaser") hereby irrevocably subscribes for and tenders to IntelGenx Corp. (the "Company") this subscription offer which, upon acceptance by the Company, will constitute an agreement (the "Subscription Agreement") of the Purchaser with the Company to purchase from the Company and, on the part of the Company, to sell to the Purchaser, that number of Common Shares (defined below) of the Company set out below (the "Purchaser’s Common Shares") at a price of Cdn.$0.47 per Common Share (the "Purchase Price"), all on the terms and subject to the conditions set forth in this Subscription Agreement. The Purchase Price will be held subject to and in accordance with the terms and conditions of the Escrow Agreement (defined below). Concurrently with the satisfaction of the Escrow Release Conditions (defined below), the Purchase Price will be released to the Company in exchange for the Purchaser’s Common Shares which shall be tendered to Big Flash Corp. pursuant to the Conditional Letter of Acceptance and Transmittal (defined below). See "Escrow Agreement and Subsequent Transaction" below.

SUBSCRIPTION AND PURCHASER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Common Shares: x $0.47
(Name of Purchaser)
=
Account Reference (if applicable):
Aggregate Purchase Price:
By:
Authorized Signature

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a "Disclosed Principal") and not purchasing as trustee or agent for accounts fully managed by it.
(Official Capacity or Title – if the Purchaser is not an individual)

(Name of Disclosed Principal)
(Name of individual whose signature appears above if different than the name of the purchaser printed above.)

(Address of Disclosed Principal)
(Purchaser’s Address, including Municipality and Province)

(Account Reference, if applicable)
(Telephone Number)	(Email Address)

Account Registration Information:		Delivery Instructions as set forth below:

(Name)		(Name)

(Account Reference, if applicable)
(Account Reference, if applicable)
(Address)

(Address, including Postal Code)		(Contact Name)	(Telephone Number)

Number and kind of securities of the Company held, directly or indirectly, if any:		State whether Purchaser is an insider of the Company:

		Yes ☐	No ☐

TO: INTELGENX CORP.

1.                 Acknowledgement. The Purchaser acknowledges that the Purchase Price will be held pursuant to and in accordance with the terms and conditions of the Escrow Agreement. Subject to satisfaction of the Escrow Release Conditions, the Purchaser’s Common Shares shall be tendered to Big Flash pursuant to the Conditional Letter of Acceptance and Transmittal. See "Escrow Agreement and Subsequent Transaction" below.

2.                 Delivery. A fully completed and originally executed copy of this Subscription Agreement, a completed Schedule "B" (if the Purchaser is a resident of the United States), a completed Schedule "C" (if the Purchaser is a resident of Canada) and a completed Schedule "D" (for all purchasers) must be delivered by no later than 4:30 p.m. (Toronto Time) on March 31, 2006 to the Company at the following address:

IntelGenx Corp.
6425 Abrams
Ville St._Laurent, Quebec
Attention: Joel Cohen
Fax No: (514) 745-2808

3.                 Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)     "Affiliate" shall have the meaning attributed to such term in the Business Corporations Act (Ontario);

(b)     "Big Flash" means Big Flash Corp., a corporation incorporated under the laws of Delaware;

(c)     "Big Flash Shares" means common shares in the capital of Big Flash;

(d)     "Closing" means the completion of the issue and sale by the Company, and the purchase by the Purchasers, of the Purchaser’s Common Shares;

(e)     "Closing Date" means March 31, 2006 or such other date as the Company may determine;

(f)     "Closing Time" means 10 a.m. (Toronto time) on the Closing Date or such other time as the Company may determine;

(g)     "Common Shares" means the common shares in the capital of the Company;

(h)     "Conditional Letter of Acceptance and Transmittal" means the conditional letter of acceptance and transmittal of the Purchaser in the form attached as Schedule "D" hereto, in connection with tendering the Purchaser’s Common Shares in exchange for the Big Flash Shares;

(i)     "Escrow Agent" means Chitiz Pathak LLP;

(j)     "Escrow Agreement" means the escrow agreement dated the date hereof between the Company, Big Flash and the Escrow Agent in the form attached as Schedule "E" hereto;

(k)     "Escrow Release Conditions" shall have the meaning ascribed to such term in Section 4 hereto;

(l)     "Intellectual Property" means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) software; and (viii) any other intellectual property and industrial property;

(m)     "International Jurisdiction" means a country other than Canada or the United States;

(n)     "Material Contracts" means those contracts and agreements of the Corporation which are listed in Schedule "A" hereto;

(o)     "Merger Agreement" means, collectively, the agreement or agreements to be executed and delivered by the Company, and Big Flash (and any applicable Affiliate) and shareholders of the Company, setting forth the terms of the Transaction;

(p)     "NASD" means the United States National Association of Securities Dealers;

(q)     "NI 41-106 Accredited Investor Certificate" means the Accredited Investor Status Certificate required to be completed by a Purchaser who is a resident of Canada, in the form of Schedule "C" hereto;

(r)     "Offering" the offering of up to 3,200,000 Common Shares to Purchasers for gross proceeds of up to $1,504,000 pursuant to applicable exemptions from registration and prospectus requirements in Canada, the United States and International Jurisdictions;

(s)     "Principal Shareholders" means each of Horst Zerbe, Ingrid Zerbe and Joel Cohen;

(t)     "Purchaser" means the purchaser of Common Shares hereunder, and "Purchasers" means all purchasers of the Common Shares, including the Purchaser hereunder, under the Offering;

(u)     "Regulation D" means Regulation D under the U.S. Securities Act;

(v)     "Regulation S" means Regulation S under the U.S. Securities Act;

(w)     "SEC" means the United States Securities and Exchange Commission;

3.

(x)     "Subscription Agreement" means this form of subscription agreement together with subscription agreements similar in form to this subscription agreement providing for the subscription for Common Shares pursuant to the Offering on the terms set forth herein;

(y)     "Transaction" means the merger of the Company and Big Flash to be completed in a transaction whereby (i) all of the Purchasers’ Common Shares are acquired by Big Flash on the basis of each issued and outstanding Common Share being exchanged for one (1) Big Flash Share, and (ii) all of the Principal Shareholders’ Common Shares are acquired by a Canadian Affiliate of Big Flash on the basis of each issued and outstanding Common Share being exchanged for one (1) common exchangeable share of such Affiliate, and such other terms and conditions as shall be determined in the Merger Agreement;

(z)     "United States" means the United States as that term is defined in Regulation S;

(aa)   "U.S. Accredited Investor" means "accredited investor" as defined in Rule 501(a) of Regulation D;

(bb)   "U.S. Accredited Investor Certificate" means the Accredited Investor Status Certificate required to be completed by a Purchaser in the United States or a U.S. Person, in the form of Schedule "B" hereto;

(cc)   "U.S. Person" means "U.S. person" as defined in Regulation S; and

(dd)   "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

4.                 Escrow Agreement and Subsequent Transaction.

The gross proceeds of the Offering (the "Escrowed Funds") shall be deposited in escrow with the Escrow Agent upon execution and delivery of each Subscription Agreement pursuant to and in accordance with the Escrow Agreement and will be released from escrow by the Escrow Agent to the Company immediately upon the Escrow Agent receiving the following notices (collectively, the "Escrow Release Conditions"):

(a)     notice from the Company, to be delivered in accordance with the Merger Agreement, confirming that all conditions precedent to the completion of the Transaction, to be set forth in the Merger Agreement, that are for the benefit of the Company have been satisfied or waived by the Company; and

(b)     notice from Big Flash, delivered in accordance with the Merger Agreement, confirming that all conditions precedent to the completion of the Transaction, to be set forth in the Merger Agreement, that are for the benefit of Big Flash have been satisfied or waived by Big Flash.

In the event that the Escrow Release Conditions are not satisfied by 5:00 p.m. (Toronto Time) on April 30, 2006, the Escrowed Funds will be returned, without interest or deduction, by the Escrow Agent to the Purchasers.

5.                 Conditional Letter of Acceptance and Transmittal. The undersigned understands that in order to complete the Transaction, the Purchaser’s Common Shares must be tendered for Big Flash Shares. The undersigned, by executing the attached Conditional Letter of Acceptance and Transmittal set out as Schedule "D", understands and agrees that the Purchaser’s Common Shares shall be tendered in exchange for Big Flash Shares under the terms of the Merger Agreement, subject to and upon the satisfaction of the Escrow Release Conditions. The undersigned understands that the Conditional Letter of Acceptance and Transmittal, irrevocably amongst other things, authorizes the Company to deliver the Purchaser’s Common Shares for exchange with Big Flash Shares and appoints Big Flash to register and record the transfer of the Purchaser’s Common Shares and to register and deliver to the Purchaser, at the address set out on the cover page of this Subscription Agreement, the Big Flash Shares as soon as practicable following the completion of the Transaction. The undersigned covenants and acknowledges that the execution and delivery of the Conditional Letter of Acceptance and Transmittal concurrently with the execution and delivery of the Subscription Agreement by the undersigned is a condition to the acceptance by the Company of the subscription herein.

4.

6.                 Delivery and Payment. The Purchaser agrees that the following shall be delivered to the Company at the address and by the date and time set out on page two hereof, or such other place, date or time as the Company may advise:

(a)     a completed and duly signed copy of this Subscription Agreement;

(b)     if the Purchaser is a resident of the United States, a completed and duly signed copy of the U.S. Accredited Investor Certificate attached hereto as Schedule "B";

(c)     if the Purchaser is a resident of Canada, a completed and duly signed copy of the NI 45-106 Accredited Investor Certificate attached hereto as Schedule "C";

(d)     a completed and duly signed Conditional Letter of Acceptance and Transmittal and Power of Attorney attached hereto as Schedule "D" ;

(e)     all other documentation as may be required by applicable securities laws including without limitation any documentation from a Purchaser resident in an International Jurisdiction required pursuant the laws of such jurisdiction in order for the sale and issuance of Common Shares to such Purchaser to be completed without the preparation and filing with any regulatory body or government agency of a prospectus, offering memorandum, registration statement or other offering document and without the requirement to conduct the issue and sale of the Common Shares through a registered broker, dealer or other intermediary; and

(f)     a certified cheque or bank draft made payable on or before the Closing Date in same day freely transferable Canadian funds at par in Toronto, Ontario to "Chitiz Pathak LLP in Trust" representing the aggregate Purchase Price payable by the Purchaser for the Purchaser’s Common Shares.

The Purchaser acknowledges and agrees that such documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the fact that the Company is collecting the Purchaser’s (and any beneficial purchaser’s) personal information for the purposes of completing the Purchaser’s subscription. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws, stock exchange rules, and the rules of the NASD or Investment Dealers Association to provide regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial purchaser).

5.

The Purchaser acknowledges that the Purchaser’s personal information and the personal information of any person for whose benefit th ePurchaser is subscribing):

(a)     may be delivered to the Ontario Securities Commission;

(b)     is thereby being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation for the purposes of administration and enforcement of the securities legislation of Ontario; and

(c)     the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is: Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario, M5H 3S8, Telephone (416) 593-8086.

The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

7.                 Closing. The transactions contemplated hereby will be completed at the Closing at the offices of Chitiz Pathak LLP, 154 University Avenue, Suite 500, Toronto, Ontario, M5H 3Y9 or at such other location as may be determined by the Company. The Purchaser acknowledges that the Purchase Price will be held subject to the Escrow Agreement.

8.                 Representations and Warranties of the Company. By accepting this offer, the Company represents, warrants and covenants to the Purchaser as follows:

(a)     Authorization and Effectiveness. As of the Closing Date, the Company and its subsidiaries will have been duly incorporated, amalgamated, formed or continued, as the case may be, and will be validly existing under the laws of the jurisdiction where it was incorporated, amalgamated, formed or continued, and will have all requisite power and authority and be duly qualified to carry on its businesses in each of the jurisdictions in which it is now conducted and to own or lease its property and assets;

(b)     Authorized Capital. The authorized share capital of the Company consists of an unlimited number of Common Shares of which a total of 10,991,000 Shares are validly issued and outstanding as fully paid and non-assessable;

(c)     No Option to Purchase. No person has any agreement, right or option (whether direct, indirect or contingent or whether pre-emptive, contractual or by law) to purchase, or otherwise acquire any of the unissued shares in the capital of the Company, or for the issue of any other securities of any nature or kind of the Company;

(d)     Exempt Take-Over Bid. The corporate and shareholder structure of the Company is such that Big Flash may structure the Transaction as an "exempt take-over bid" as such term is defined in the Securities Act (Quebec) and the Securities Act (Ontario);

6.

(e)     No Share Restrictions. Except as provided for in this Subscription Agreement, none of the outstanding Common Shares are subject to escrow restrictions, pooling arrangements, voting trusts or unanimous shareholders agreements, whether voluntary or otherwise;

(f)     Material Contracts. Each Material Contract is in good standing and in full force and effect with no amendments except as set forth in Schedule "A" and the Company is entitled to all rights and benefits thereunder. The Material Contracts, including any amendments thereto or extensions thereof are valid and binding obligations of the parties thereto enforceable in accordance with their respective terms. The Company has complied with all terms of the Material Contracts, has paid all amounts due thereunder, has not waived any rights thereunder and no default or breach exists in respect thereof on the part of any of the parties thereto and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a default or breach. All amounts payable to the Company under the Material Contracts are still due and owing to the Company without any right of set-off;

(g)     Intellectual Property.

(i)      Attached as Schedule "F" is a list of all Intellectual Property owned by or licensed to the Company or used by the Company in carrying on its business.

(ii)     Schedule "F" includes complete and accurate particulars of all registrations and applications for registration of the Intellectual Property owned by the Company. All of the Company’s owned Intellectual Property which has been registered or applied for has been properly maintained and renewed by the Company in accordance with all applicable laws.

(iii)    Except as set forth in Schedule "F", the Company owns all right, title and interest in and to the Intellectual Property owned by the Company, free and clear of all liens and the Company has the right to use all the Intellectual Property used by it in carrying on its business. To the knowledge of the Company, it has taken all reasonable steps to protect its rights in and to its owned Intellectual Property, in each case in accordance with industry practice.

(iv)    Except as set forth in Schedule "F", to the knowledge of the Company, no person is currently infringing any of the Intellectual Property owned by, licensed to or used by the Company.

(v)     Except as set forth in Schedule "F", all current and former employees and consultants of the Company have entered into confidentiality, intellectual property assignment and proprietary information agreements with and in favour of the Company. Each such person has waived its non-assignable rights (including moral rights) to any Intellectual Property created by it on behalf of the Company

(h)     No Claims. There are no claims, actions, suits, judgments, litigation or proceedings pending against or affecting the Company which will or may have a material adverse affect upon the Company after giving effect to the Transaction or which may prevent the completion of the Transaction, and the Company is not aware of any existing ground on which any such claim, action, suit, judgment, litigation or proceeding might be commenced with any reasonable likelihood of success;

7.

(j)     Financial Statements. The audited financial statements of the Company and the notes thereto for the financial years ended December 31, 2005 and December 31, 2004 fairly present, in all material respects, the consolidated financial position, results of operations, earnings and cash flow of the Company as at the respective dates and for the periods indicated therein and such financial statements have been prepared in accordance with Canadian generally accepted accounting principles that were applicable as of the date thereof applied on a consistent basis;

(k)     No Material Adverse Change. There has been no material adverse change in relation to the Company since December 31, 2005, and no adverse material fact exists in relation to the Common Shares; and

(l)      Not a Reporting Issuer. The Company is not a reporting issuer under the securities legislation of any province or territory of Canada.

9.                 Conditions of Closing. The obligations of the Purchaser to complete the purchase of the Purchaser’s Common Shares as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in this Subscription Agreement.

The Purchaser acknowledges and agrees that the sale of the Purchaser’s Common Shares will not be qualified by a prospectus or registration statement and such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) sign and return to the Company all relevant documentation required by applicable Canadian and United States securities laws. The Purchaser acknowledges and agrees that the Company may be required to provide to applicable securities regulatory authorities the identities of the beneficial purchasers of the Common Shares. Notwithstanding that the Purchaser may be purchasing Common Shares as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing. In addition, the Purchaser acknowledges that none of the Common Shares will be or have been registered under the U.S. Securities Act.

10.                Acceptance or Rejection. The Company will have the right to accept or reject this offer at any time at or prior to the Closing Time. The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser’s Common Shares to the Purchaser being exempt from any prospectus, registration statement or offering memorandum requirements of all applicable securities laws. The Company will be deemed to have accepted this offer upon the Company’s execution of the acceptance form at the end of this Subscription Agreement and the delivery at the Closing of the certificates representing the Purchaser’s Common Shares.

11.                Purchaser’s Representations and Warranties. The Purchaser represents and warrants to the Company, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

(a)     Authorization and Effectiveness. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, or, if the Purchaser is an individual, the Purchaser is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder, and, in any case, upon acceptance by the Company, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms;

8.

(b)     Residence. The Purchaser is a resident of the jurisdiction referred to under "Name and Address of Purchaser" on the cover page hereof;

(c)     Purchasing as Principal. Except to the extent contemplated in Paragraph (e) below, the Purchaser is purchasing the Purchaser’s Common Shares as principal (as defined in all applicable securities laws) for its own account and not for the benefit of any other person;

(d)     Purchasing for Investment Only. Except to the extent contemplated in Paragraph (e) below, the Purchaser is purchasing the Purchaser’s Common Shares for investment only and not with a view to any resale, distribution or other disposition in violation of Canadian, United States, or other applicable securities laws;

(e)     Purchasing as Agent. In the case of the purchase by the Purchaser of the Purchaser’s Common Shares as agent or trustee for any principal, each beneficial purchaser of the Purchaser’s Common Shares for whom the Purchaser is acting, is purchasing its Purchaser’s Common Shares as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to any resale, distribution or other disposition, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(f)     Purchaser Has Benefit of Statutory or Other Exemptions. The Purchaser satisfies the requirements of one or more the following subsections:

(i)     (A)     if the Purchaser is in the United States or a U.S. Person, the Purchaser is purchasing the Common Shares for its own account and not for the account or benefit of any other person, and is a U.S. Accredited Investor, and specifically represents and warrants that one or more of the categories set forth in the U.S. Accredited Investor Certificate correctly, and in all respects, describes the Purchaser and the Purchaser has so indicated by marking the box next to the category which so describes it and executing and delivering a copy of the U.S. Accredited Investor Certificate; or

(B)     if the Purchaser has not executed and delivered a U.S. Accredited Investor Certificate, the Purchaser hereby represents and warrants that it (x) is not in the United States or a U.S. Person, and is not acquiring the Common Shares for the account or benefit of a person in the United States or a U.S. Person, (y) was not offered the Common Shares in the United States, and (z) did not execute or deliver this Subscription Agreement in the United States;

9.

(ii)      if resident in Canada, the Purchaser, or any beneficial person for whom the Purchaser is acting, is an "accredited investor" as such term is defined in National Instrument 45-106, Prospectus and Registration Exemptions ("NI 45-106") and specifically represents and warrants that one or more of the categories set forth in the NI 45-106 Accredited Investor Status Certificate correctly, and in all respects, describes the Purchaser and the Purchaser has so indicated by marking the box next to the category which so describes it and executing and delivering a copy of the NI 45-106 Accredited Investor Status Certificate;

(iii)     if resident in an International Jurisdiction, the Purchaser, or any beneficial person for whom the Purchaser is acting, is a resident of or otherwise subject to the securities laws of an International Jurisdiction, the purchase of the Common Shares by such Purchaser does not contravene the applicable securities laws in the jurisdiction in which it is resident or to which it is subject and does not trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase, to be registered with or to file any report or notice with any governmental or regulatory authority;

(iv)    has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus (or equivalent document) in respect of the purchase of Common Shares by the Purchaser and has provided the Company with a copy of the document evidencing or confirming such status; or

(v)     is purchasing pursuant to a statutory, regulatory or other exemption, or an exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus (or equivalent document) or the involvement of a registrant in respect of the purchase of Common Shares by the Purchaser and has provided the Company with a copy of the document evidencing such exemption or exemption order;

(g)     Company or Unincorporated Organization. If the Purchaser, or any beneficial purchaser referred to in Paragraph (e) above, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser or such beneficial purchaser was not incorporated or created solely, nor is it being used primarily, to permit purchases without a prospectus under applicable law;

(h)    Adequate Information. The Purchaser has had access to all information, if any, concerning the Company as it has considered necessary in connection with its investment decision to acquire Common Shares hereunder and has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the business and affairs of the Company;

(i)     Income Tax Consequences. The Purchaser acknowledges that, although an investment in Common Shares may have certain material income tax consequences, the Company has made no representations concerning income tax consequences to the Purchaser and the Purchaser has relied solely, if at all, on the Purchaser’s own tax advisors in evaluating the tax aspects of such an investment;

10.

(j)     Absence of Advertising or Offering Memorandum. The offering and sale of the Purchaser’s Common Shares to the Purchaser were not made through an advertisement of the Common Shares in printed media of general and regular paid circulation, radio or television or any other form of advertisement including electronic display (such as the Internet), or any other advertisement or general solicitation with respect to the Common Shares. In addition, no offering memorandum or similar document was delivered by the Company to the Purchaser in connection with the sale of the Common Shares for the purposes of applicable securities laws; in entering into this agreement, the Purchaser has not relied upon any document or information except the representations and warranties and covenants of the Company set forth herein; and

(k)     Investment Suitability. The Purchaser, and any beneficial purchaser referred to in Paragraph (e)     above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser’s Common Shares and is able to bear the economic risk of loss of such investment.

(l)     The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Common Shares and the completion of the transactions described herein by the Purchaser will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Purchaser, the applicable securities legislation or any other laws applicable to the Purchaser, any agreement to which the Purchaser is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser.

(m)     If required by applicable applicable securities legislation or the Company, the Purchaser will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Common Shares, as may be required by any securities commission or other regulatory authority.

(n)     The Purchaser has been advised to consult its own legal advisors with respect to trading in the Common Shares and with respect to the resale restrictions imposed by the applicable securities legislation of the jurisdiction in which the Purchaser resides and the Purchaser is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell such securities except in accordance with limited exemptions under applicable securities laws.

(o)     No person has made any written or oral representations:

(i)      that any person will resell or repurchase the Common Shares;

(ii)     that any person will refund the Purchase Price; or

(iii)    as to the future price or value of the Common Shares.

11.

(p)     The funds representing the Purchase Price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA") and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser's name and other information relating to this Subscription Agreement and the Purchaser's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser’s Common Shares under relevant securities laws. The Purchaser further agrees that by accepting delivery of the Purchaser’s Common Shares on the Closing Date, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they will survive the purchase by the Purchaser of the Purchaser’s Common Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchaser’s Common Shares.

12.              No Statutory Right of Rescission or Damages; Additional Acknowledgements. The Purchaser acknowledges and agrees that:

(a)     no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchaser’s Common Shares and Big Flash Shares;

(b)     there is no government or other insurance covering the Purchaser’s Common Shares and Big Flash Shares;

(c)     there are risks associated with the purchase of the Purchaser’s Common Shares and Big Flash Shares;

(d)     as a consequence of acquiring Common Shares and Big Flash Shares pursuant to exemptions from registration and prospectus requirements under applicable securities laws in Canada and the United States, certain protections, rights and remedies provided such securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

(e)     there are risks associated with the purchase of the Purchaser’s Common Shares and the Purchaser may lose its entire investment;

(f)     there are restrictions on the Purchaser’s ability to resell the Common Shares and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Common Shares; and

(g)     The Purchaser is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

12.

13.              Canadian Legending Requirements. For purposes of complying with applicable laws in Canada and Multilateral Instrument 45-102, Resale of Securities, the Purchaser understands and acknowledges that upon the issuance of Common Shares and Big Flash Shares, all the certificates representing the Common Shares and Big Flash Shares, shall bear the following legend, which legend shall remain on said certificates until compliance with the terms thereof:

"Unless permitted under Securities Legislation, the holder of this Security must not trade the Security before the date that is four months and a day after the later of [the Closing Date] and the date the Issuer becomes a Reporting Issuer in any province or territory."

The Purchaser further acknowledges and agrees that the foregoing legend is in addition to any legend(s) which may be required by applicable Canadian securities laws.

14.              U.S. Legending Requirements. The Purchaser understands and acknowledges that:

(a)     upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing Common Shares or Big Flash Shares issued to persons that are in the United States or U.S. Persons, or acquiring Common Shares or Big Flash Shares for the account or benefit of persons in the United States or U.S. Persons and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend (the "U.S. Legend"):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE, REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

13.

(b)     if the Common Shares are being sold under section (B) of the U.S. Legend, and provided that the Company is a "foreign issuer" within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the Company’s registrar and transfer agent, in such form as the Company may prescribe from time to time or such other evidence (which may include an opinion of counsel) that the Company shall require;

(c)     if the Common Shares and Big Flash Shares are being sold under section (C) of the U.S. Legend, the legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(d)     none of the Common Shares and Big Flash Shares have been registered under the U.S. Securities Act or the securities law of any state, and that the Common Shares and Big Flash Shares may not be exchanged in the United States or by or on behalf of a U.S. Person unless an exemption from registration is available and the holder provides an opinion of counsel in form and substance satisfactory to the Company to such effect, provided that a Purchaser that delivers a U.S. Accredited Investor Certificate in connection with the subscription for Common Shares from the Company that is exchanged for its own account and which remains a U.S. Accredited Investor need not deliver an opinion of counsel;

(e)     in addition to the legend set forth in subparagraph (a) above, upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing Common Shares and Big Flash Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

"THESE COMMON SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE EXCHANGED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS AN EXEMPTION IS AVAILABLE FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT."

15.              Purchaser’s Expenses. The Purchaser acknowledges and agrees that except as otherwise provided herein, all costs and expenses incurred by the Purchaser (including any fees and disbursements of special counsel retained by the Purchaser) relating to the purchase of the Common Shares and Big Flash Shares shall be borne by the Purchaser.

14.

16.               No Revocation. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

17.              Indemnity. The Company is entitled to rely on the statements, representations, warranties and covenants of the Purchaser contained in this Subscription Agreement including the Schedules attached hereto. The Purchaser agrees to indemnify and hold harmless the Company and its respective directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company in connection herewith.

18.              Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

19.              Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be assignable by any party without the prior written consent of the other parties.

20.              Miscellaneous. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

21.              Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

22.              Facsimile Subscriptions. The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Company of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

23.              Entire Agreement and Headings. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

24.              Time of Essence. Time shall be of the essence of this Subscription Agreement.

15.

25.             Language. The Purchaser acknowledges its consent and request that all documents evidencing or relating in any way to its purchase of the Purchaser’s Common Shares be drawn up in the English language only. Nous reconnaissons par les présentes avoir consenti et demandé que tous les documents faisant foi ou se rapportant de quelque manière à notre achat soient rédigés en anglais seulement.

26.              Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this ____ day of ____________________, 2006.

INTELGENX CORP.

Per:
Name:
Title:

16.

SCHEDULE "A"

MATERIAL CONTRACTS

  Development Agreement dated November 17, 2005 between IntelGenx Corp. and Cary Pharmaceutical Inc.

  Development Agreement dated October 28, 2005 between IntelGenx Corp. and Novavax Inc.

  Memorandum of Understanding dated October 26, 2005 between Keata Pharma Inc. and IntelGenx Corp.

  Employment Agreement dated December 1, 2005 between IntelGenx Corp. and Horst Zerbe

  Memorandum of Agreement dated December 1, 2005 between IntelGenx Corp. and Horst Zerbe

  Employment Letter dated December 1, 2005 from IntelGenx Corp. to Ingrid Zerbe

  Confidentiality Agreement dated December 1, 2005 between IntelGenx Corp. and Ingrid Zerbe

  Employment Agreement dated July 13, 2005 between IntelGenx and Carolina Cantu-Toy, as amended on January 9, 2006

  Employment Agreement dated November 28, 2005 between IntelGenx Corp. and Pompilia Ispas-Szabo, as amended on January 9, 2006

  Employment Agreement dated June 27, 2005 between IntelGenx Corp. and Nadine Paiement

SCHEDULE "B"

U.S. ACCREDITED INVESTOR CERTIFICATE

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the United States Securities Act of 1933:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

(a)	Natural Person - Net Worth Test. The Purchaser is a natural person whose total personal net worth, either individually or jointly with such person’s spouse, at the time of his purchase, exceeds U.S.$1,000,000.	□

(b)	Natural Person - Income Test. The Purchaser is a natural person who had individual income in excess of U.S.$200,000, or joint income with the person’s spouse in excess of U.S.$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.	□

(c)	Business and Non-profit Entities. The Purchaser is an organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, none of which has been formed for the specific purpose of acquiring the Subscription Receipts, and each having total assets in excess of U.S.$5,000,000.	□

(d)	Bank. The Purchaser is a bank as defined in section 3(a)(2) of the United States Securities Act of 1933 or a savings and loan association or other institution specified in section 3(a)(5)A of the United States Securities Act of 1933 whether acting in its individual or fiduciary capacity.	□

(e)	Broker or Dealer. The Purchaser is a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934.	□

(f)	Public Employee Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000.	□

(g)	Employee Benefit Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.	□

(h)	Trust. The Purchaser is a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the United States Securities Act of 1933.	□

(i)	Insurance Company. The Purchaser is an insurance company as defined in section 2(13) of the United States Securities Act of 1933.	□

(j)	Investment Company. The Purchaser is an investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.	□

(k)	SBIC. The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.	□

(l)	Private Business Development Company. The Purchaser is a private business development company as defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.	□

(m)	Director or Officer. The Purchaser is a director or an executive officer of the Company.	□

(n)	Entity Owned by Accredited Investors. The Purchaser is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs (a) through (m) above.	□

DATED_________________, 200____

Signature of Purchaser

Name of Purchaser

Address of Purchaser

B-2

SCHEDULE "C"

NI 45-106 ACCREDITED INVESTOR CERTIFICATE

TO: INTELGENX CORP. (the "Company")

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the "Purchaser") dated as of the date hereof (the "Subscription Agreement"). Upon execution of this Purchaser Certificate by the Purchaser, this Purchaser Certificate shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement and in National Instrument 45-106 – Prospectus and Registration Exemptions ("NI 45-106") promulgated under the applicable Securities Laws. All monetary references are in Canadian dollars.

In connection with the purchase of Common Shares by the Purchaser, the Purchaser represents, warrants and covenants (on its own behalf or, if applicable, on behalf of those for whom the Purchaser is contracting under the Subscription Agreement (a "Principal") and certifies to the Company and acknowledges that the Company is relying thereon that:

General

A.    one of the following clauses (i), (ii) or (iii) applies:

(i)    the Purchaser is resident in one of the provinces or territories of Canada and is purchasing the Common Shares as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Common Shares;

(ii)    the Purchaser is contracting hereunder on behalf of a Principal and such Principal is resident in one of the provinces or territories of Canada and is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Common Shares; or

(iii)   the Purchaser is deemed to be purchasing as principal pursuant to NI 45-106 with respect to a purchase of the Common Shares pursuant to clause B below, by virtue of the fact that it is a trust company or trust corporation described in clause (p) of the definition of "Accredited Investor" in clause B below and is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, or by virtue of the fact that it is a person or company described in clause (q) of the definition of "Accredited Investor" in clause B below; and

Prospectus Exemptions

B.    one of the following clauses (i), (ii) or, (iii) applies (check applicable category):

(i)     the Purchaser or the Disclosed Principal, as applicable, is an "Accredited Investor", as such term is defined in NI 45-106, and as at the Closing Date, the Purchaser or the Disclosed Principal, as applicable, falls within one or more of the following categories checked below:

(a)	a Canadian financial institution, or a Schedule III bank;	□

(b)	the Business Development Bank incorporated under the Business Development Bank of Canada Act (Canada);	□

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

□

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

□

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	□

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	□

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

□

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	□

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,;	□

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1 000 000;

□

(k)

an individual whose net income before taxes exceeded $200 000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

□

(l)	an individual who, either alone or with a spouse, has net assets of at least $5 000 000;	□

(m)

a person, other than an individual or investment fund, that has net assets of at least $5 000 000 as shown on its most recently prepared financial statements, and that was not created or used solely to purchase or hold the Common Shares as an accredited investor;

□

(n)	an investment fund that distributes or has distributed its securities only to	□
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

□

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

□

C-2

(q)	a person acting on behalf of a fully managed account managed by that person, if that person
	(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and	□
(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

□

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	□

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

□

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or	□

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as	□
(i) an accredited investor, or
(ii) an exempt purchaser in Alberta or British Columbia after September 14, 2005;

(ii)    the aggregate acquisition cost of the Common Shares purchased by the Purchaser is not less than $150,000 paid in cash at the time of the trade and the Purchaser has not been created or used solely to purchase or hold securities in reliance on this exemption
□

The foregoing representation is true and accurate as of the date of this certificate and will be true and accurate as of the Closing. If any such representation shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Chief Executive Officer of the Company.

Dated: ____________________, 2006
Name of Purchaser

Name of witness (if the Purchaser is an individual)	Signature of Purchaser

Signature of witness	If the Purchaser is a corporation, print name and title
of Authorized Signing Officer

C-3

SCHEDULE "D"

CONDITIONAL LETTER OF ACCEPTANCE AND TRANSMITTAL
AND POWER OF ATTORNEY

All capitalized terms not otherwise defined herein shall have the meanings given to them in the Subscription Agreement to which this Conditional Letter of Acceptance and Power of Attorney is attached to as Schedule "D".

THIS CONDITIONAL LETTER OF ACCEPTANCE AND TRANSMITTAL SHALL ONLY BE EFFECTIVE IF THE ESCROW RELEASE CONDITIONS HAVE BEEN SATISFIED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE ESCROW AGREEMENT.

TO:               BIG FLASH CORP. ("BIG FLASH")

AND TO:     INTELGENX CORP. (THE "COMPANY") THE UNDERSIGNED HEREBY:

(I)    subject to the satisfaction of the Escrow Release Conditions and the terms of the Escrow Agreement, agrees to deposit with Big Flash, for exchange in connection with the Transaction, the Purchaser’s Common Shares on the basis of one (1) Big Flash Shares for each Common Share;

(II)   authorizes the President of the Company to deliver the certificates representing Purchaser’s Common Shares directly to Big Flash prior to their exchange for Big Flash Shares and, upon the completion of the exchange, to register or record, transfer and enter the transfer of Common Shares to Big Flash on the books of the Company such that thereafter Big Flash shall be the legal and beneficial owner of the Purchaser’s Common Shares in accordance with the Transaction; and

(III)  ably constitutes and appoints any officer of the Company, and each of them, and any other person designated by the Company in writing, the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned with respect to the assignment, sale, transfer, conveyance and tender of the Purchaer’s Common Shares which shall be taken up and paid for by Big Flash (the "Purchased Securities") pursuant to and in accordance with the Transaction effective on and after the date that Big Flash pays for the Purchased Securities (the "Effective Date"), with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest) to exercise any and all rights of the holder in respect of the Purchased Securities, including without limitation, (a) to negotiate and enter into an agreement of purchase and sale and such other agreements and instruments, assignments, transfers or powers of transfer including the Merger Agreement, providing for and giving effect to the sale, assignment and transfer of the Purchaser’s Common Shares to Big Flash and to receive consideration therefor, pursuant to the terms of the Transaction as shall be set forth in the Merger Agreement; (b) to vote at all meetings, pass all necessary resolutions (or as the case may be necessary) and otherwise to act as the Purchaser’s proxy or representative in respect of any corporate proceedings required to be taken to give effect to and to authorize the transactions contemplated by the Merger Agreement.

Following the Effective Date of the Transaction, and upon receipt and deposit of: (i) by you, this Conditional Letter of Acceptance and Transmittal, properly completed and signed and certificates evidencing the Purchaser’s Common Shares (which, upon the satisfaction of the Escrow Release Conditions, will be automatically issued pursuant to the Escrow Agreement without any further action on your part); and (ii) any other required documentation which may be specified by Big Flash, certificate(s) for Big Flash Shares to which the undersigned is entitled under the Transaction, will be sent by Big Flash, or its agent to the address shown for delivery instructions on the cover page of the Subscription Agreement. In each case, the certificate(s) representing the Big Flash Shares will be registered in the manner specified under "Account Registration Information" on the cover page of the Subscription Agreement.

The undersigned represents, warrants and covenants to and with Big Flash and the Company, and each of them, (and acknowledges that Big Flash and the Company, and each of them is relying thereon), as follows:

(i)   Ownership – on and as of the Effective Date of the Transaction: (i) the undersigned is the owner of the Purchaser’s Common Shares being deposited; (ii) such Purchaser’s Common Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; and (iii) the undersigned has full power and authority to execute and deliver this Conditional Letter of Acceptance and Transmittal and all information inserted into this Conditional Letter of Acceptance and Transmittal by the undersigned is accurate;

(ii)  Jurisdiction of Residence – the undersigned is resident or otherwise subject to applicable securities legislation in the jurisdiction set out under "Name and Address of Purchaser" on the cover page of the Subscription Agreement, and the purchase by and sale to the undersigned of the Big Flash Shares has occurred only in such jurisdiction.

(iii)  Capacity - (i) if the undersigned is an individual, the undersigned has attained the age of majority and is legally competent to execute this Conditional Letter of Acceptance and Transmittal and to perform all actions required pursuant hereto; (ii) if the undersigned is a corporation, partnership, unincorporated association or other entity, the undersigned has the legal capacity and competence to enter into and be bound by this Conditional Letter of Transmittal and the undersigned further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(iv)   Authority - the undersigned is not acting on behalf of any other person and is acquiring the Big Flash Shares on its own behalf and not on behalf of any other person;

(v)   Enforceability - this Conditional Letter of Acceptance and Transmittal has been duly and validly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding contract of the undersigned enforceable against the undersigned in accordance with its terms;

(vi)   No Representation re: Resale, Refund, Future Price or Listing - no person has made any written or oral representation to the undersigned:

(a)   that any person will resell or repurchase the Big Flash Shares;

(b)   that any person will refund the purchase price of the Big Flash Shares;

(c)   relating to the future price or value of the Big Flash Shares; or

(d)   that the Big Flash Shares are or will become listed on any stock exchange or quotation service;

(vii) Investment Experience and Information – the undersigned has knowledge and experience with respect to investments of this type enabling the undersigned to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment. Big Flash has made available to the undersigned a reasonable time prior to the undersigned entering into this Conditional Letter of Transmittal the opportunity to ask questions and receive answers concerning the terms and conditions of this transaction and to obtain any additional information which Big Flash possesses or can acquire without unreasonable effort or expense that is necessary to verify information furnished;

(viii) Other - the undersigned acknowledges that:

(a)   no securities commission or similar regulatory authority has reviewed or passed on the merits of the Big Flash Shares;

(b)   there is no government or other insurance covering the Big Flash Shares;

(c)   there are risks associated with the purchase of the Big Flash Shares; and

(d)   Big Flash has advised the undersigned that Big Flash is relying on an exemption from prospectus and registration requirements of applicable securities legislation and requirements under any other law to file a prospectus and, as a consequence of acquiring securities pursuant to an exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, may not be available to the undersigned, that the undersigned may not receive information that might otherwise be required to be provided to the undersigned under applicable securities laws if the exemption were not relied upon and that Big Flash is relieved from certain obligations that would otherwise apply under applicable securities laws if the exemption were not relied upon.

In addition, the undersigned acknowledges and agrees that Big Flash will have the benefit of all the representations, warranties and covenants given by the undersigned in the Subscription Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made to Big Flash by the undersigned in connection with the Big Flash Shares to be issued in exchange for the Purchaser’s Common Shares.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they may be relied upon in determining the eligibility of the undersigned to purchase the Big Flash Shares under relevant securities legislation. The undersigned further agrees that by accepting the Big Flash Shares the undersigned shall be representing and warranting that the foregoing representations and warranties are true as at the date of acceptance of the tendered securities. The undersigned covenants to immediately notify Big Flash, c/o Geoff Williams, 19 East, 200 South, Suite 1080, Salt Lake City, Utah 84111 Fax No. (801) 595-0967, of any change in any statement or other information relating to the undersigned set forth herein which takes place prior to the date of acceptance of the tendered securities.

By virtue of the execution of this Conditional Letter of Acceptance and Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any securities deposited will be determined by Big Flash and the Company in their sole discretion and that such determination shall be final and binding and the undersigned acknowledges that there shall be no duty or obligation on either Big Flash, the Company or any other person to give notice of any defect or irregularity and no liability shall be incurred by any of them for failure to give such notice.

The covenants, representations and warranties of the undersigned herein contained shall survive the completion of the Transaction.

The undersigned revokes any and all authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Purchaser’s Common Shares. No subsequent authority whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the deposited securities. Each authority conferred or agreed to be conferred by the undersigned in this Conditional Letter of Acceptance and Transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder is binding upon the heirs, legal representatives, successors and assigns of the undersigned.

The undersigned instructs Big Flash to mail the certificates representing Big Flash Shares as soon as practicable after the Effective Date, by insured first class mail, postage prepaid, in accordance with the instructions given on the cover page of the Subscription Agreement under "Delivery Instructions".

By reason of the use by the undersigned of this Conditional Letter of Acceptance and Transmittal, the undersigned is deemed to have required that any contract evidenced by the Transaction as accepted through this Conditional Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage des présentes lettre d’envoi et formule de choix par le soussigné, ce dernier est réputé avoir demandé que tout contrat attesté par l’arrangement. qui est accepté au moyen des présentes lettre d’envoi et formule de choix, de méme que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

DATED:_____________________, 2006

(Signature of Purchaser or Authorized
Representative)

Name of Purchaser (Please Print)

(Name of Authorized Representative) (Please
Print)

SCHEDULE "E"

ESCROW AGREEMENT

Please see attached.

ESCROW AGREEMENT

THIS AGREEMENT is made as of <>, 2006

BETWEEN:

INTELGENX INC.

(the "Corporation")

AND:

<>

(the "Subscriber")

AND:

CHITIZ PATHAK LLP

(the "Escrow Agent")

WHEREAS:

A.            The Corporation and the Subscriber have executed and delivered a subscription agreement (the "Subscription Agreement"), dated <>, 2006, pursuant to which the Subscriber has subscribed for and agreed to purchase from the Corporation, and the Corporation has agreed to issue to the Subscriber at a price of $0.47 per share or a gross subscription price of $<> (the "Subscription Price"), <> common shares ("Shares") of the Corporation;

B.            The subscription for the Shares ("Subscription") is subject to a number of conditions set forth in the Subscription Agreement;

C. In the Subscription Agreement, the Subscriber has agreed to pay the Subscription Price to the Escrow Agent on the terms set forth herein which funds are to be released in accordance with the terms of this Agreement;

D.            For such purpose, this Agreement sets forth the terms and conditions under which the Escrow Agent has agreed to hold the Subscription Price and the terms and conditions under which the Subscription Price may be released by the Escrow Agent;

NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

All capitalized terms not defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

ARTICLE 1
ESCROW AGENT

1.01          Appointment of Escrow Agent

The Corporation and the Subscriber each hereby appoint the Escrow Agent to act as the escrow agent for the purpose of holding the Subscription Price in accordance with the terms and conditions of this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with the terms and conditions of this Agreement. The Escrow Agent shall have no duties or responsibilities except as expressly provided in this Agreement.

ARTICLE 2
DELIVERY OF SUBSCRIPTION PRICE

2.01          Delivery of Subscription Price

The Subscriber hereby delivers the Subscription Price to the Escrow Agent to be held in escrow by the Escrow Agent on the terms and subject to the conditions of this Agreement.

ARTICLE 3
ESCROW RELEASE CONDITIONS

3.01          Escrow Release

The Escrow Agent shall release and deliver the Subscription Price to the Corporation immediately upon receipt by the Escrow Agent of the following (collectively, the "Escrow Release Notices"):

(a)   notice from the Corporation, delivered in accordance with the Merger Agreement, confirming that all conditions precedent to the completion of the Transaction, set forth in the Merger Agreement, that are for the benefit of the Corporation have been satisfied or waived by the Corporation; and

(b)    notice from Big Flash, delivered in accordance with the Merger Agreement, confirming that all conditions precedent to the completion of the Transaction, set forth in the Merger Agreement, that are for the benefit of Big Flash have been satisfied or waived by Big Flash;

In the event that the Escrow Release Notices are not received by the Escrow Agent by <>, 2006, the Subscription Price will be returned, without interest or deduction, by the Escrow Agent to the Purchasers.

ARTICLE 4
TERMINATION OF ESCROW

4.01          Termination of Escrow

Once the Escrow Agent has released the Subscription Price in accordance with this Agreement, this Agreement shall terminate and be of no further force or effect, except to the extent necessary in order for Sections 5.02, 6.01, 6.02 and 6.03, to continue to be of full force and effect.

ARTICLE 5
ESCROW AGENT

5.01          Rights of Escrow Agent

The acceptance by the Escrow Agent of its duties and obligations under this Agreement is subject to the following terms and conditions, which shall govern and control the rights, duties, liabilities and immunities of the Escrow Agent:

(a)   the Escrow Agent shall be entitled to act and rely upon (and shall not be liable for so acting and relying upon) any resolution, affidavit, direction, written notice, request, waiver, consent, receipt, statutory declaration, certificate or other paper or document furnished to it and signed by an individual representing himself or herself as the Subscriber or an officer, director or employee or authorized agent of the Corporation or the Subscriber (where the Subscriber is not an individual), not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which the Escrow Agent believes to be genuine;

(b)   the Escrow Agent shall be entitled to act and rely upon (and shall not be liable for so acting upon and relying upon) any resolution, affidavit, direction, notice, declaration, certificate, waiver, consent, receipt, opinion, report, statement or other paper or document purported to be delivered pursuant to this Agreement and shall not be required to enquire as to the veracity, accuracy or adequacy thereof or be bound by any notice or direction to the contrary by any person other than a person entitled to give such notice;

(c)   the Escrow Agent shall not be required to make any determination or decision with respect to the validity of any claim made by any party hereto or of any denial thereof but shall be entitled to rely conclusively on the terms hereof and the documents tendered to it in accordance with the terms hereof;

(d)   the Escrow Agent shall have no duties except those which are expressly set forth herein. It is understood and agreed that the Escrow Agent is not acting as a trustee or in any fiduciary capacity but is acting as a depository only, that the duties of the Escrow Agent hereunder are purely administrative in nature and it shall not be liable for any error of judgement, or for any act done or step taken or omitted by it, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or fraud. In the absence of gross negligence or fraud by the Escrow Agent, the Corporation and the Subscriber shall not hold the Escrow Agent liable for any loss or injury to them;

(e)   the Escrow Agent shall incur no liabilities hereunder or in connection herewith for anything whatsoever other than as a result of its own gross negligence or fraud and the Corporation and the Subscriber hereby release the Escrow Agent from any actions, causes of action, claims, demands, damages, losses, costs, liabilities, penalties and expenses whatsoever, whether arising directly or indirectly, by way of statute, contract, tort or otherwise, other than those arising from its own gross negligence or fraud;

(f)   upon the Escrow Agent's delivery and release of all the Subscription Price in accordance with the provisions of this Agreement, the Escrow Agent shall be automatically and immediately released from all obligations under this Agreement to any party hereto and to any other person with respect to the Subscription Price;

(g)   the Escrow Agent shall not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing and signed by the Corporation and the Subscriber and, if its duties herein are affected, unless it shall have given its prior written consent thereto;

(h)   the Escrow Agent shall have the right, if in its sole discretion it deems it necessary or desirable, to retain such independent counsel or other advisors as it reasonably may require for the purpose of discharging or determining it duties, obligations or rights hereunder, and may act and rely on the advice or opinion so obtained;

(i)    the Escrow Agent shall have the right, if in its sole discretion it deems it necessary or desirable, to seek advice and directions from a court of competent jurisdiction with respect to its duties and obligations hereunder;

(j)    the duties and obligations of the Escrow Agent hereunder shall at all times be subject to the orders or directions of a court of competent jurisdiction; and

(k)    the Escrow Agent is not a party to, and is not, bound by, the Subscription Agreement and shall not, by reason of signing this Agreement, assume any responsibility or liability for any transaction or agreement between the Corporation and the Subscriber, other than the performance of its obligations under this Agreement, notwithstanding any reference herein to such other transactions or agreements.

5.02          Interpleader

The Escrow Agent shall be entitled to deliver the Subscription Price into court by way of interpleader if any person, whether or not a party hereto, sues or threatens to sue the Escrow Agent in connection with the Subscription Price or the actions or omissions of any of the parties hereunder including the Escrow Agent or if the Escrow Agent is unable or unwilling to continue acting and there is no replacement escrow agent appointed within three days after the written notice of resignation by the Escrow Agent or in the event of any disagreement or apparent disagreement between the parties hereto resulting in conflicting claims or demands with respect to the Subscription Price or if any of the parties hereto, including the Escrow Agent, are in or appear to be in disagreement about the interpretation of this Agreement or about the rights and obligations of the Escrow Agent or the propriety of an action contemplated by the Escrow Agent under this Agreement. Upon the Escrow Agent making such delivery, the Escrow Agent shall be released from all its duties and obligations under this Agreement.

5.03          Representation of <>

The Corporation and the Subscriber, each, acknowledges that Chitiz Pathak LLP is acting and will continue to be entitled to act on behalf of <> in connection with a subscription for shares of the Corporation by <> and in connection with other existing and future matters. The Corporation and the Subscriber, each, agrees not to object, now or in future, to such representation despite any dispute that may arise under this Agreement. If Chitiz Pathak LLP determines it cannot continue to act in accordance with this Agreement at the same time it pursues a retainer with <>, provided that Chitiz Pathak LLP interpleads the Subscription Price or resigns as Escrow Agent, no confidential information of any party to this Agreement or state of knowledge which Chitiz Pathak LLP has acquired in its capacity as Escrow Agent prior to such interpleader or resignation shall bar it from continuing to act or to accept to retainers to act on behalf of <>. Furthermore, the Subscriber and the Corporation acknowledge and confirm that Chitiz Pathak LLP does not act as counsel to either of them in connection with this Agreement, the Subscription Agreement or any matter related or incidental thereto. [NTD: Information to be provided prior to Closing.]

ARTICLE 6
FEES AND INDEMNIFICATION

6.01          Escrow Agent Fees

The Corporation shall be responsible for payment of the fees of the Escrow Agent in preparing this Agreement and performing its duties hereunder.

6.02          Indemnity

In consideration of the premises and of the Escrow Agent agreeing to act hereunder, the Corporation and the Subscriber jointly and severally covenant and agree to save, defend and keep harmless and fully indemnify the Escrow Agent, its partners, employees and agents, and their respective heirs, executors, administrators, successors and assigns, from and against all losses, costs, liabilities, charges, suits, demands, claims, damages and expenses of any nature which the Escrow Agent, its successors or assigns, may at any time hereafter bear, sustain, suffer or be put to for or by reason of or on account of its acting as escrow agent or anything in any manner relating thereto or by reason of the Escrow Agent's compliance with the terms hereof, except such as result solely and directly from its own gross negligence or fraud.

6.03         Not Obliged to Defend

Without restricting the foregoing indemnity, if proceedings are taken by arbitration or in any court respecting the Subscription Price, the Escrow Agent shall not be obliged to defend or otherwise participate in any such proceedings until it shall have such security as the Escrow Agent determines, in its sole discretion, to be adequate for its costs in such proceedings in addition to the indemnity set out above.

ARTICLE 7
GENERAL

7.01          Notices

Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid courier service, or (iii) sent prepaid by fax or other similar means of electronic communication (excluding e-mail) to the addresses set forth opposite to each party hereto’s signature.

Any such communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of faxing or sending by other means of recorded electronic communication, provided that such day in either event is a business day and the communication is so delivered, faxed or sent prior to 5:00 p.m. (Toronto time) on such day. Otherwise, such communication shall be deemed to have been given and made and to have been received on the next following business day. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt. Any party hereto may from time to time change its address under this Section 7.01 by notice to the other parties given in the manner provided by this section.

7.02          Time of Essence

Time shall be of the essence of this Agreement in all respects. If the time limited for the performance or completion of any matter under this Agreement expires or falls on a day that is not a business day, the time so limited shall extend to the next following business day. The time limited for performing or completing any matter under this Agreement may be extended or abridged by an agreement in writing by the parties.

7.03          Entire Agreement

This Agreement, together with any agreements, instruments, certificates and other documents contemplated to be executed and delivered pursuant to this Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement.

7.04          Further Assurances

Each party hereto shall, promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things in connection with this Agreement that another party may reasonably require for the purposes of giving effect to this Agreement.

7.05          Successors and Assigns

This Agreement shall enure to the benefit of, and be binding on, the parties and their respective successors and permitted assigns. No party hereto may assign or transfer, whether absolutely, by way of security or otherwise, all or any part of its respective rights or obligations under this Agreement without the prior consent of the other parties.

7.06          Amendment

No amendment of this Agreement will be effective unless made in writing and signed by all the parties hereto.

7.07          Waiver

A waiver of any default, breach of non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by another party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

7.08          Severability

If any provision contained in this Agreement or its application to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected, and each provision of this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

7.09          Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

7.10          Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

[Signatures on following page.]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

<>		INTELGENX INC.
Attention: Mr. <>
Facsimile: <>
By:
Name:
Title:

<>		<>
Attention: <>
Facsimile: <>
By:
Name:
Title:

Chitiz Pathak LLP		CHITIZ PATHAK LLP
Barristers and Solicitors
Suite 500, 154 University Avenue	By:
Toronto, Ontario
M5H-3Y9

Attention: Manoj Pundit		Name:
Facsimile: (416) 368-0300		Title:

By:
Name:
Title:

SCHEDULE "F"

 INTELLECTUAL PROPERTY

No.	Patent/Application No.	Title	Date submitted/issued
1	US 6,231,957	Rapidly Disintegrating Flavor Wafer for Flavor Enrichment	05/2001
2	US 6,660,292	Rapidly Disintegrating Film for Precokked Foods	12/2003
3	US Appl. 10/123,142	Flavored Film	04/2002
4	US Provisional Appl. Att. Docket No. INT34 PP-305	Multilayer Tablet	12/2005
5	US Provisional Appl. 60/748,298	Multi-Vitamin And Mineral Supplement	12/2005
6	US Provisional Appl. Att. Docket No. 11836-002	Delayed Release Pharmaceutical Oral Dosage Form And Method Of Making Same	12/2005